UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2008

SHINE MEDIA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52234	20-3086866
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRA Employer Identification No.)

29 Level, Central Plaza, 381 Huai Hai Zhong Road, Shanghai, 200020, China	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	011-86-21- 6391-6188

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SHINE MEDIA ACQUISITION CORP. (“SHINE”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND OTHER PERSONS WHO MIGHT BE INTERESTED IN SHINE’S ACQUISITION (“ACQUISITION”) OF CHINA GREENSCAPE CO., LTD. (“GREENSCAPE”), AS DESCRIBED IN THIS REPORT.

SHINE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF SHINE’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS.

STOCKHOLDERS OF SHINE AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROSPECTUS AND PRELIMINARY PROXY STATEMENT AND FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH SHINE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ SHINE’S FINAL PROSPECTUS, DATED DECEMBER 20, 2006, AND ANNUAL REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF SHINE’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN SHINE AND THE PRELIMINARY PROXY STATEMENT FOR THEIR INTERESTS UPON THE SUCCESSFUL CONSUMMATION OF THE PROPOSED BUSINESS COMBINATION. THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PRPOSED ACQUISITION, REDOMESTICATION MERGER OF SHINE, AND CERTAIN RELATED MATTERS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: SHINE MEDIA ACQUISITION CORP., LEVEL 29, CENTRAL PLAZA, 381 HUAI HAI ZHONG ROAD, SHANGHAI 200020, PRC. (FAX: 001-86-21-6391-6188) THESE DOCUMENTS, AS AND WHEN AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

GREENSCAPE’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN HAS BEEN PREPARED BY GREENSCAPE AS A PRIVATE COMPANY FROM AUDITED AND UNAUDITED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“US GAAP”) AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN SHINE’S PROSPECTUS AND PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION AND RELATED MATTERS. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE EXHIBITS HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE

Item 8.01	Other Events.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides used by the Shine Media Acquisition Corp. in making a presentation to analysts and potential investors and others and that are expected to be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders. This report supercedes the earlier filing of this Form 8-K, and the information herein is deemed filed under the United States federal securities laws.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Investor presentation of Shine Media Acquisition Corp., dated May 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHINE MEDIA ACQUISITION CORP.

Dated: August 13, 2008	By:	/s/ David Y. Chen
Name: David Y. Chen
Title: Chief Executive Officer